SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): APRIL 29, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                 16-0547600
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     (Commission File Number)             (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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    (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 29, 2005, the registrant amended its existing revolving credit facility and term loan. The amendment increases availability under the revolving credit facility from $50 million to $65 million and converts the term loan into a revolving loan. A copy of the new agreement issued in connection with such action is attached hereto as Exhibit 10.1.


Item 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

         On April 29, 2005, the registrant amended its existing revolving credit facility and term loan. See Item 1.01.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER          DESCRIPTION
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10.1                    First  Amendment to  that  certain  Second  Amended  and
                        Restated  Credit  and  Security  Agreement,  dated as of
                        November 21, 2002 and amended and restated as of January
                        2,  2004,  among  Columbus  McKinnon   Corporation,   as
                        Borrower,   Larco  Industrial  Services  Ltd.,  Columbus
                        McKinnon Limited, the Guarantors From Time to Time Party
                        Thereto,  the Lenders  From Time to Time Party  Thereto,
                        Bank of America,  N.A., as Administrative Agent for such
                        Lenders and as Issuing Lender dated April 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              COLUMBUS MCKINNON CORPORATION


                              By:    /S/ ROBERT R. FRIEDL
                                    -----------------------------------------
                              Name:  Robert R. Friedl
                              Title: Vice President - Finance and Chief
                                        Financial Officer


Dated:  APRIL 29, 2005
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


                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
     10.1               First   Amendment  to  that certain  Second Amended  and
                        Restated  Credit  and  Security  Agreement,  dated as of
                        November 21, 2002 and amended and restated as of January
                        2,  2004,  among  Columbus  McKinnon   Corporation,   as
                        Borrower,   Larco  Industrial  Services  Ltd.,  Columbus
                        McKinnon Limited, the Guarantors From Time to Time Party
                        Thereto,  the Lenders  From Time to Time Party  Thereto,
                        Bank of America,  N.A., as Administrative Agent for such
                        Lenders and as Issuing Lender dated April 29, 2005.